Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO TERM LOAN CREDIT AGREEMENT
dated as of September 11, 2019

among

FIRSTENERGY CORP.,
as Borrower,

THE LENDERS NAMED HEREIN,
as Lenders,

THE BANK OF NOVA SCOTIA,
as Administrative Agent,

AMENDMENT NO. 1 TO
TERM LOAN CREDIT AGREEMENT

This AMENDMENT NO. 1, dated as of September 11, 2019 (this “Amendment”), to the Existing Credit Agreement referred to below, is entered into by and among FirstEnergy Corp. (“FE” or the “Borrower”), the banks and other financial institutions (the “Lenders”) listed on the signature pages hereof and The Bank of Nova Scotia (“Scotiabank”), as Administrative Agent (in such capacity, the “Administrative Agent”) for the Lenders hereunder.
PRELIMINARY STATEMENTS
1.    The Borrower, the Lenders (other than the New Lenders (as hereinafter defined)) and the Administrative Agent are parties to that certain Term Loan Credit Agreement, dated as of October 19, 2018 (the “Existing Credit Agreement”, as amended by this Amendment, the “Amended Agreement”, and as the Amended Agreement may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Amended Agreement.
2.    The Borrower desires to amend the Existing Credit Agreement in certain particulars, including, without limitation, to extend the Maturity Date to September 9, 2020.
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.    Amendments to Existing Credit Agreement. The Existing Credit Agreement is, effective as of the date hereof and subject to the satisfaction or waiver of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:
(a)    The definition of “Disclosure Documents” contained in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Disclosure Documents” means FE’s Annual Report on Form 10-K for the year ended December 31, 2018, Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2019 and June 30, 2019, and Current Reports on Form 8 K filed in 2019 and prior to September 10, 2019.
(b)    The definition of “Maturity Date” contained in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Maturity Date” means September 9, 2020 or the earlier date of termination of the Commitments or acceleration of the maturity of the Advances pursuant to Section 6.01 hereof.

SECTION 2.    Exiting Lender Assignments; New Lenders; Reallocation of Outstanding Advances.
(a)    (i) Each Lender listed on Schedule I attached hereto (each, an “Exiting Lender”) desires to assign all of its rights and obligations as a Lender under the Credit Agreement to certain of the other Lenders (each, an “Assignee Lender”) and to no longer be a party to the Credit Agreement, (ii) each of Royal Bank of Canada and Morgan Stanley Bank, N.A. (collectively, the “New Lenders”) hereby commits to purchase by assignment from certain of the other Lenders (each, an “Assignor Lender”) the outstanding principal amount of the Advances of the Assignor Lenders in an amount equal to the principal amount set forth opposite the name of such New Lender in Schedule II attached hereto, together with all related rights and obligations of the Assignor Lenders under the Credit Agreement to the extent related to such purchased Advances, and (iii) the Lenders agree to reallocate their respective outstanding Advances, such that the outstanding Advances of the Lenders shall be as set forth in Schedule II attached hereto, in order to permit one or more of the Lenders to increase their outstanding Advances under the Credit Agreement (together with each Assignee Lender, each an “Increasing Lender”), in each case, on and as of the Amendment Effective Date (as hereinafter defined). Each of the Administrative Agent, the Lenders and the Borrower consents to (w) the reallocation of the outstanding Advances as set forth on Schedule II attached hereto, (x) each Exiting Lender’s assignment of its rights and obligations under the Credit Agreement to the Assignee Lenders, (y) each New Lender’s purchase by assignment from the Assignor Lenders of a portion of the outstanding Advances under the Existing Credit Agreement pursuant to clause (ii) above, and (z) the increase of each Increasing Lender’s outstanding Advances under the Credit Agreement, in each case, to the extent needed to achieve the allocation of the outstanding Advances among the Lenders as set forth on Schedule II attached hereto.
(b)    As of the Amendment Effective Date and after giving effect to the assignment and reallocation of outstanding Advances pursuant to subsection (a) above and the prepayment of the outstanding principal amount of the Advances pursuant to Section 3(c) hereof, (i) the outstanding Advances of the Lenders shall be as set forth on Schedule II attached hereto, (ii) each Exiting Lender shall no longer (A) have any outstanding Advances under the Credit Agreement, (B) be a Lender under the Credit Agreement or (C) have any rights or obligations with respect to being a Lender, except for those that expressly survive termination of the Credit Agreement or the repayment of all amounts owing to the Lenders and the Administrative Agent under the Credit Agreement and any Notes, and (iii) each New Lender shall constitute a “Lender” for all purposes under the Loan Documents and shall be bound by the provisions of the Credit Agreement as a Lender thereunder.
(c)    Notwithstanding anything in the Credit Agreement or any other Loan Document to the contrary, the reallocation of the outstanding Advances among the Lenders pursuant to this Section 2, including the assignment by each Exiting Lender of its rights and obligations under the Credit Agreement to the Assignee Lenders and each New Lender’s purchase by assignment from the Assignor Lenders of a portion of the outstanding Advances under the Existing Credit Agreement pursuant to subsection (a)(ii) above, shall be deemed (i) to be assignments made subject to and in compliance with Section 8.08(b) of the Credit Agreement and (ii) to have been consummated pursuant to the terms of an Assignment and Assumption in the form attached as Exhibit A to the Credit Agreement (including, without limitation, the “Standard Terms and Conditions for

Assignment and Assumption” set forth in Annex 1 to such Assignment and Assumption) as if such Lenders, each Exiting Lender and each New Lender had executed an Assignment and Assumption with respect to such reallocation. The Administrative Agent hereby waives the processing and recordation fees required to be paid to the Administrative Agent pursuant to Section 8.08(b)(iv) of the Credit Agreement with respect to the assignments and reallocations contemplated by this Section 2.
(d)    Each Exiting Lender joins in the execution of this Amendment solely for purposes of acknowledging and consenting to the assignment and reallocation of its outstanding Advances under the Credit Agreement. Concurrently with the effectiveness of this Amendment, each Exiting Lender shall have received payment in full of all amounts owing to it under the Credit Agreement.
(e)    Each New Lender (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (B) it meets all the requirements to be an assignee under Section 8.08(b)(iii), (v) and (vi) of the Credit Agreement (subject to such consents, if any, as may be required under Section 8.08(b)(iii) of the Credit Agreement), (C) from and after the Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of interests assigned to it hereunder, shall have the obligations of a Lender thereunder, (D) it is sophisticated with respect to decisions to acquire assets of the type represented by the Advances and either it, or the Person exercising discretion in making its decision to acquire the Advances from the Assignor Lenders hereunder, is experienced in acquiring assets of such type, (E) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.01(g) thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment and to purchase the Advances from the Assignor Lenders pursuant to the terms hereof, (F) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to purchase such Advances, and (G) if it is not a U.S. Person, it has delivered to the Administrative Agent and the Borrower any documentation required to be delivered by it pursuant to the terms of the Credit Agreement (including pursuant to Section 2.13(g) of the Credit Agreement), duly completed and executed by such New Lender; (ii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iii) agrees that (A) it will, independently and without reliance on the Administrative Agent, any Assignor Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. The Domestic Lending Office and Eurodollar Lending Office of each New Lender are set forth on its signature page to this Amendment.

SECTION 3.    Conditions to Effectiveness.

This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”) when, and only when, the following conditions have been satisfied (or waived by the Administrative Agent and the Lenders party hereto in their sole discretion):

(a)    The Administrative Agent shall have received, in immediately available funds, (i) for the account of the Lenders (other than the New Lenders), all unpaid interest that is accrued to but excluding the Amendment Effective Date under the Existing Credit Agreement and (ii) to the extent invoiced at least two days prior to the Amendment Effective Date, reimbursement or payment of all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, but not limited to, the reasonable fees and expenses of counsel to the Administrative Agent) required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.
(b)    The Administrative Agent shall have received the following documents, each document being dated the date of receipt thereof by the Administrative Agent (which date shall be the same for all such documents, except as otherwise specified below), in form and substance satisfactory to the Administrative Agent:
(i)    either (A) counterparts of this Amendment duly executed by each of the Borrower, the Lenders and the Administrative Agent or (B) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Amendment) that such parties have signed counterparts of this Amendment;
(ii)    Notes requested by any Lender pursuant to Section 2.15(d) of the Amended Agreement, duly completed and executed by the Borrower and payable to such Lender;
(iii)    certified copies of (A) the resolutions of the Board of Directors of the Borrower approving this Amendment (including, without limitation, the extension of the Maturity Date), the Amended Agreement and the other Loan Documents being executed and delivered in connection with this Amendment to which the Borrower is, or is to be, a party and (B) all documents evidencing any other necessary corporate action with respect to this Amendment (including, without limitation, the extension of the Maturity Date), the Amended Agreement and such other Loan Documents;
(iv)    good standing certificates with respect to the Borrower issued no earlier than fifteen (15) days prior to the Amendment Effective Date;
(v)    a certificate of the Secretary or an Assistant Secretary of the Borrower certifying (A) the names and true signatures of the officers of the Borrower authorized to sign this Amendment and each other Loan Document being executed and delivered in connection with this Amendment to which the Borrower is, or is to become, a party and the other documents to be delivered hereunder, (B) that attached thereto are true and correct copies of the Organizational Documents of the Borrower, in each case as in effect on such date, and (C) that there is no Governmental Action required for the due execution, delivery and performance by the Borrower of this Amendment, the Amended Agreement and each other Loan Document being executed and delivered in connection with this Amendment to which the Borrower is, or is to become, a party;
(vi)    copies of all the Disclosure Documents (it being agreed that those Disclosure Documents publicly available on the SEC’s EDGAR Database or on FE’s website no later than the Business Day immediately preceding the Amendment Effective Date will be deemed to have been delivered under this clause (vi));
(vii)    an opinion of Jones Day, special counsel for the Borrower;
(viii)    a certificate of an Authorized Officer of the Borrower (the statements in which shall be true) certifying that, both before and after giving effect to this Amendment (including, without limitation, the extension of the Maturity Date), (A) no event has occurred and is continuing that constitutes an Event of Default or an Unmatured Default and (B) all representations and warranties of the Borrower contained in the Amended Agreement and each other Loan Document to which the Borrower is a party are true and correct in all material respects (or, in the case of any such representation or warranty already qualified by “Material Adverse Effect” or any other materiality qualification, true and correct in all respects) on and as of the Amendment Effective Date, as though made on and as of such date (other than any such representation or warranty that by its terms refers to a specific date, in which case such representation and warranty shall be true and correct in all material respects (or, in the case of any such representation or warranty already qualified by “Material Adverse Effect” or any other materiality qualification, true and correct in all respects) as of such specific date); and
(ix)    such other certifications, opinions, financial or other information, approvals and documents as the Administrative Agent or any Lender may have reasonably requested at least one (1) Business Day prior to the Amendment Effective Date, all in form and substance satisfactory to the Administrative Agent or such Lender (as the case may be).
(c)    On the Amendment Effective Date, the Borrower shall have prepaid the outstanding principal amount of the Advances in an amount equal to $250,000,000. In connection with such prepayment, the Administrative Agent and the Lenders hereby waive the requirement for delivery of a Notice of Prepayment pursuant to Section 2.09 of the Existing Credit Agreement.
(d)    The Administrative Agent shall have received all documentation and information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act and the Beneficial Ownership Regulation, to the extent such documentation or information is requested by the Administrative Agent on behalf of any Lender prior to the Amendment Effective Date.

SECTION 4.    Representations and Warranties.

The Borrower represents and warrants as follows:
(a)    Due Authorization. The execution, delivery and performance by it of this Amendment and each other Loan Document being executed and delivered in connection with this Amendment to which the Borrower is, or is to become, a party, and the performance by the Borrower of the Amended Agreement, have been duly authorized by all necessary corporate action on its part and do not, and will not, require the consent or approval of its shareholders or members, as the case may be, other than such consents and approvals as have been duly obtained, given or accomplished.
(b)    No Violation, Etc. Neither the execution, delivery or performance by it of this Amendment or any other Loan Document being executed and delivered in connection with this Amendment to which it is, or is to become, a party, nor the consummation by it of the transactions contemplated hereby or thereby, nor compliance by it with the provisions hereof or thereof, nor the performance by it of the Amended Agreement, contravenes or will contravene, or results or will result in a breach of, any of the provisions of its Organizational Documents, any Applicable Law, or any indenture, mortgage, deed of trust, lease, license or any other agreement or instrument to which it or any of its Subsidiaries is party or by which its property or the property of any of its Subsidiaries is bound, or results or will result in the creation or imposition of any Lien upon any of its property or the property of any of its Subsidiaries, except to the extent such contravention or breach, or the creation or imposition of any such Lien, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect with respect to the Borrower.
(c)    Governmental Actions. No Governmental Action is or will be required in connection with (i) the execution, delivery or performance by it of, or the consummation by it of the transactions contemplated by, this Amendment or any other Loan Document being executed and delivered in connection with this Amendment to which it is, or is to become, a party, or (ii) the performance by it of the Amended Agreement.
(d)    Execution and Delivery. This Amendment and the other Loan Documents being executed and delivered in connection with this Amendment to which it is, or is to become, a party have been or will be (as the case may be) duly executed and delivered by it, and each of this Amendment and the Amended Agreement is, and upon execution and delivery thereof each such other Loan Document will be, the legal, valid and binding obligation of it enforceable against it in accordance with its terms, subject, however, to the application by a court of general principles of equity and to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally.

(e)    Financial Statements. The consolidated balance sheets of the Borrower and its Subsidiaries, as at December 31, 2018, and the related consolidated statements of income, retained earnings and cash flows of the Borrower and its Subsidiaries, certified by PricewaterhouseCoopers LLP, independent public accountants, and the unaudited consolidated balance sheet of the Borrower and its Subsidiaries, as at June 30, 2019, and the related consolidated statements of income, retained earnings and cash flows of the Borrower and its Subsidiaries, for the six months then ended, copies of which have been furnished to each Lender, in all cases as amended and restated to the date hereof, present fairly in all material respects the consolidated financial position of the Borrower and its Subsidiaries as at the indicated dates and the consolidated results of the operations of the Borrower and its Subsidiaries for the periods ended on the indicated dates, all in accordance with GAAP consistently applied (in the case of such statements that are unaudited, subject to year-end adjustments and the exclusion of detailed footnotes).
(f)    No Material Misstatements. The reports, financial statements and other written information furnished by or on behalf of the Borrower to the Administrative Agent or any Lender pursuant to or in connection with this Amendment and the transactions contemplated hereby, when taken together with the Disclosure Documents, do not contain, when taken as a whole, any untrue statement of a material fact and do not omit, when taken as a whole, to state any fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading in any material respect.
(g)    Litigation. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries that involve this Amendment, the Amended Agreement or any other Loan Document.
(h)    No Default. No Unmatured Default or Event of Default has occurred and is continuing or would occur as a result of (i) the execution, delivery or performance by the Borrower of this Amendment or any other Loan Document being executed and delivered in connection with this Amendment to which it is, or is to become, a party or (ii) the performance by the Borrower of the Amended Agreement.
SECTION 5.    Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(a)    Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby in all respects ratified and confirmed. The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to departure from or modification of any term or provision of the Loan Documents or any other document or instrument referred to therein or of any transaction or further or future action on the part of the Borrower requiring the consent of the Administrative Agent or the Lenders except to the extent specifically provided for herein. Except as expressly set forth herein, the Administrative Agent and the Lenders have not and shall not be deemed to have waived any of their respective rights and remedies against the Borrower for any existing or future Unmatured Default or Event of Default. The Administrative Agent and the Lenders reserve the right to insist on strict compliance with the terms of the Credit Agreement and the other Loan Documents, and the Borrower expressly acknowledges such reservation of rights. Any future or additional amendment of any provision of the Credit Agreement or any other Loan Document shall be effective only if set forth in a writing separate and distinct from this Amendment and executed by the appropriate parties in accordance with the terms thereof.

(b)    Upon the effectiveness of this Amendment: (i) each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Amended Agreement; and (ii) each reference in any other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Amended Agreement. This Amendment shall constitute a “Loan Document” for all purposes under the Credit Agreement and the other Loan Documents.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under the Existing Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Existing Credit Agreement or any other Loan Document.
SECTION 6.    Costs and Expenses.
The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, execution, delivery, syndication and administration of this Amendment and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under this Amendment. The Borrower further agrees to pay on demand all reasonable out-of-pocket costs and expenses, if any (including, without limitation, reasonable fees and expenses of counsel), incurred by the Administrative Agent and the Lenders in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment, the Amended Agreement and the other documents to be delivered hereunder, including, without limitation, counsel fees and expenses in connection with the enforcement of rights under this Section.
SECTION 7.    Counterparts.
This Amendment may be executed in any number of counterparts (and by different parties hereto in separate counterparts), each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed signature page to this Amendment by facsimile or other electronic transmission (including, without limitation, by Adobe portable document format file (also known as a “PDF” file)) shall be as effective as delivery of a manually signed counterpart of this Amendment.
SECTION 8.    Governing Law.
This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 9.    Miscellaneous.
This Amendment shall be subject to the provisions of Sections 8.05, 8.10, 8.11 and 8.12 of the Credit Agreement, each of which is incorporated by reference herein, mutatis mutandis.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

FIRSTENERGY CORP.

By /s/ Steven R. Staub
Name: Steven R. Staub
Title: Vice President and Treasurer

[Signature Page to Amendment No. 1 to FirstEnergy Corp. 364-Day Term Loan Credit Agreement]

THE BANK OF NOVA SCOTIA, as Administrative Agent

By /s/ Clement Yu
Name: Clement Yu
Title: Director

THE BANK OF NOVA SCOTIA, as a Lender

By /s/ Michael Grad
Name: Michael Grad
Title: Director

[Signature Page to Amendment No. 1 to FirstEnergy Corp. 364-Day Term Loan Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By /s/ Dee Dee Farkas
Name: Dee Dee Farkas
Title: Director

[Signature Page to Amendment No. 1 to FirstEnergy Corp. 364-Day Term Loan Credit Agreement]

MIZUHO BANK, LTD., as a Lender

By /s/ Edward Sacks
Name: Edward Sacks
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to FirstEnergy Corp. 364-Day Term Loan Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender

By /s/ Amit Gaur
Name: Amit Gaur
Title: Vice President

[Signature Page to Amendment No. 1 to FirstEnergy Corp. 364-Day Term Loan Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as an Exiting Lender

By /s/ Kelly Miller
Name: Kelly Miller
Title: Vice President

[Signature Page to Amendment No. 1 to FirstEnergy Corp. 364-Day Term Loan Credit Agreement]

MUFG BANK, LTD. (formerly known as The Bank of Tokyo-Mitsubishi UFJ, Ltd.), as a Lender

By /s/ Chi-Cheng Chen
Name: Chi-Cheng Chen
Title: Director

[Signature Page to Amendment No. 1 to FirstEnergy Corp. 364-Day Term Loan Credit Agreement]

CITIBANK, N.A., as a Lender

By /s/ Richard D. Rivera
Name: Richard Rivera
Title: Vice President

[Signature Page to Amendment No. 1 to FirstEnergy Corp. 364-Day Term Loan Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By /s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

[Signature Page to Amendment No. 1 to FirstEnergy Corp. 364-Day Term Loan Credit Agreement]

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH, as an Exiting Lender

By /s/ Anju Abraham
Name: Anju Abraham
Title: Authorized Signatory

By /s/ Robert Casey
Name: Robert Casey
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to FirstEnergy Corp. 364-Day Term Loan Credit Agreement]

SUMITOMO MITSUI BANKING
CORPORATION, as a Lender

By /s/ Michael Maguire
Name: Michael Maguire
Title: Executive Director

[Signature Page to Amendment No. 1 to FirstEnergy Corp. 364-Day Term Loan Credit Agreement]

TD BANK, N.A., as a Lender

By /s/ Shannon Batchman
Name: Shannon Batchman
Title: Senior Vice President

[Signature Page to Amendment No. 1 to FirstEnergy Corp. 364-Day Term Loan Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By /s/ Michael E. Temnick
Name: Michael E. Temnick
Title: Vice President

[Signature Page to Amendment No. 1 to FirstEnergy Corp. 364-Day Term Loan Credit Agreement]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By /s/ Renee M. Bonnell
Name: Renee M. Bonnell
Title: Senior Vice President

[Signature Page to Amendment No. 1 to FirstEnergy Corp. 364-Day Term Loan Credit Agreement]

SANTANDER BANK, N.A., as a Lender

By /s/ Andres Barbosa
Name: Andres Barbosa
Title: Executive Director

By /s/ Daniel Kostman
Name: Daniel Kostman
Title: Executive Director

[Signature Page to Amendment No. 1 to FirstEnergy Corp. 364-Day Term Loan Credit Agreement]

FIFTH THIRD BANK, as a Lender

By /s/ William Merritt
Name: William Merritt
Title: Director II

[Signature Page to Amendment No. 1 to FirstEnergy Corp. 364-Day Term Loan Credit Agreement]

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, as a Lender

By /s/ Christopher McKay
Name: Christopher McKay
Title: Director

By /s/ Pinyen Shih
Name: Pinyen Shih
Title: Executive Director

[Signature Page to Amendment No. 1 to FirstEnergy Corp. 364-Day Term Loan Credit Agreement]

THE BANK OF NEW YORK MELLON, as an Exiting Lender

By /s/ Richard K. Fronapfel, Jr.
Name: Richard K. Fronapfel, Jr.
Title: Director

[Signature Page to Amendment No. 1 to FirstEnergy Corp. 364-Day Term Loan Credit Agreement]

CITIZENS BANK, N.A., as a Lender

By /s/ Stephen A. Maenhout
Name: Stephen A. Maenhout
Title: Senior Vice President

[Signature Page to Amendment No. 1 to FirstEnergy Corp. 364-Day Term Loan Credit Agreement]

THE HUNTINGTON NATIONAL BANK, as an Exiting Lender

By /s/ Brian H. Gallagher
Name: Brian H. Gallagher
Title: Senior Vice President

[Signature Page to Amendment No. 1 to FirstEnergy Corp. 364-Day Term Loan Credit Agreement]

FIRST NATIONAL BANK OF PENNSYLVANIA,
as a Lender

By /s/ Robert E. Heuler
Name: Robert E. Heuler
Title: Vice President

[Signature Page to Amendment No. 1 to FirstEnergy Corp. 364-Day Term Loan Credit Agreement]

ROYAL BANK OF CANADA, as a New Lender

By /s/ Justin Painter
Name: Justin Painter
Title: Authorized Signatory

Domestic Lending Office:

200 Vesey Street
5th Floor
New York, NY 10281

Eurodollar Lending Office:

200 Vesey Street
5th Floor
New York, NY 10281

[Signature Page to Amendment No. 1 to FirstEnergy Corp. 364-Day Term Loan Credit Agreement]

MORGAN STANLEY BANK, N.A., as a New Lender

By /s/ Michael King
Name: Michael King
Title: Authorized Signatory

Domestic Lending Office:

Morgan Stanley Loan Servicing
1300 Thames Street Wharf, 4th floor
Baltimore, MD 21231

Eurodollar Lending Office:

Morgan Stanley Loan Servicing
1300 Thames Street Wharf, 4th floor
Baltimore, MD 21231

[Signature Page to Amendment No. 1 to FirstEnergy Corp. 364-Day Term Loan Credit Agreement]

SCHEDULE I

Exiting Lenders

1.	The Huntington National Bank

2.	PNC Bank, National Association

3.	Canadian Imperial Bank of Commerce, New York Branch

4.	The Bank of New York Mellon

SCHEDULE II

List of Outstanding Advances as of the Amendment Effective Date

Lender	Outstanding Advances

Bank of America, N.A.	$20,500,000.00
Mizuho Bank, Ltd.	$65,000,000.00
JPMorgan Chase Bank, N.A.	$65,000,000.00
PNC Bank, National Association	$0.00
MUFG Bank, Ltd.	$95,000,000.00
The Bank of Nova Scotia	$65,000,000.00
Citibank, N.A.	$95,000,000.00
Barclays Bank PLC	$65,000,000.00
Canadian Imperial Bank of Commerce, New York Branch	$0.00
Sumitomo Mitsui Banking Corporation	$43,085,713.87
TD Bank, N.A.	$65,000,000.00
U.S. Bank National Association	$70,000,000.00
KeyBank National Association	$70,000,000.00
Santander Bank, N.A.	$57,142,857.14
Fifth Third Bank	$35,700,000.00
Industrial and Commercial Bank of China Limited, New York Branch	$35,714,285.71
The Bank of New York Mellon	$0.00
Citizens Bank, N.A.	$35,714,285.71
First National Bank of Pennsylvania	$10,000,000.00
Royal Bank of Canada	$53,571,429.00
Morgan Stanley Bank, N.A.	$53,571,428.57
TOTAL	$1,000,000,000.00